SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                        Date of Report: SEPTEMBER 4, 2001



                             BRAZIL FAST FOOD CORP.
             (Exact name of Registrant as specified in its charter)


          DELAWARE                   0-23278                    13-3688737
  (State of incorporation)      (Commission File No.)         (IRS Employer
                                                          Identification No.)



                          AV. BRASIL, 6431 - BONSUCESSO
                                 CEP 21040 - 360
                             RIO DE JANEIRO, BRAZIL
                    (Address of principal executive offices)


                  REGISTRANT'S TELEPHONE NUMBER: 55 21 564-6452


                        COPIES OF ALL COMMUNICATIONS TO:
                              IRA I. ROXLAND, ESQ.
                          SONNENSCHEIN NATH & ROSENTHAL
                           1221 AVENUE OF THE AMERICAS
                               NEW YORK, NY 10020
                                 (212) 768-6700


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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     On September 4, 2001, Registrant dismissed Arthur Andersen S/C (the "Former Auditor") as Registrant's independent auditor.

     The Former Auditor's reports on Registrant's financial statements for each of the two fiscal years ended December 31, 2000 and 1999 (collectively, the "Prior Fiscal Period") were qualified in their reference to the uncertainty of Registrant's ability to continue as a going concern. Except as set forth in the preceding sentence, such reports did not contain an adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope, or accounting principles.

     Registrant's dismissal of the Former Auditor was approved by Registrant's Board of Directors.

     There were no disagreements between Registrant and the Former Auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure ("Disagreements") during either (i) the Prior Fiscal Period or (ii) the period from January 1, 2001 through September 4, 2001 (the "Interim Period"), which Disagreements, if not resolved to the satisfaction of the Former Auditor, would have caused the Former Auditor to make reference to the subject matter of the Disagreements in connection with its reports for the Prior Fiscal Period.

     The Former Auditor has expressed no Disagreements or differences of opinion regarding any of the kinds of events defined as "reportable events" in Item 304(a)(1)(v) of Regulation S-K ("Reportable Events").

     The Registrant has engaged the firm of Grant Thornton International Ltda. (the "New Auditor"), as its independent auditor for Registrant's fiscal year ending December 31, 2001. Registrant did not consult the New Auditor with respect to either the Prior Fiscal Period or the Interim Period as regards (i) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Registrant's financial statements or (ii) any matter that was either the subject of any Disagreements or Reportable Events.

     The Registrant has authorized and requested the Former Auditor to respond fully to the inquiries of the New Auditor.

     The Registrant has provided the Former Auditor with a copy of the disclosures it is making herein in response to Item 304(a) of Regulation S-K. The Registrant has requested that the Former Auditor furnish the Registrant with a letter addressed to the Commission stating whether it agrees with the statements made by the Registrant. The Registrant has annexed such letter hereto as Exhibit 16.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(a)  Financial Statements - None

(b)  Pro Forma Financial Information - None

(c)  Exhibits:

        EXHIBIT NO.                      DESCRIPTION

             16 Letter from Arthur Andersen S/C to the Securities and Exchange Commission, dated as of October 31, 2001.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 31, 2001

                                          BRAZIL FAST FOOD CORP.


                                          By:  /S/ PETER J. F. VAN VOORST VADER
                                               --------------------------------
                                                Peter J. F. van Voorst Vader
                                                Chief Executive Officer


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                                                                      EXHIBIT 16



                       [LETTERHEAD OF ARTHUR ANDERSEN S/C]


                                                              October 31, 2001





Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC 20549

         Re:      Brazil Fast Food Corp.

Ladies and Gentlemen:

     We have read Item 4 of the Current Report on Form 8-K of Brazil Fast Food Corp., dated September 4, 2001, and agree with the statements contained therein as they pertain to our Firm.

                                                Very truly yours,

                                                /s/ ARTHUR ANDERSEN S/C